SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   June 1, 1998


                   Conversion Technologies International, Inc.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        Delaware                    000-28198                   13-3754366
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


2180 Park Avenue North
Suite 110
Winter Park, Florida                                                 32789
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



Registrant's telephone number, including area code     (407) 207-5900
                                                  ------------------------------



3452 Lake Lynda Drive
Suite 280
Orlando, Florida                                                     32817
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

     See Exhibit 99.3 attached hereto, and made a part hereof, containing the Registrant's June 1, 1998 press release relating to the Registrant's agreement to outsource glass recycling.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits

              EXHIBIT NO.                              DOCUMENT
              -----------                              --------
                 99.3                   Press release issued by the Registrant
                                        on June 1, 1998

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CONVERSION TECHNOLOGIES
                                         INTERNATIONAL, INC.

                                             /s/ William L. Amt
                                        By:-------------------------------------
                                           William L. Amt
                                           President and Chief Executive Officer


June 5, 1998

                                  EXHIBIT INDEX


   EXHIBIT NO.                          DOCUMENT                      PAGE NO.
   -----------                          --------                      --------

     99.3        Press release issued by the Registrant on June 1,       5
                 1998.

FOR IMMEDIATE RELEASE
---------------------

                    CONVERSION TECHNOLOGIES ENTERS AGREEMENT
                        TO OUTSOURCE CRT GLASS RECYCLING

ORLANDO, FLORIDA, June 1, 1998 - Conversion Technologies International, Inc., (NASDAQ: CITX) has entered an agreement to subcontract the sorting and recycling of cathode ray tube (CRT) glass to Dlubak Glass Company.

     Under terms of the agreement, Conversion Technologies has sold its existing glass cullet inventories to Dlubak Glass Company for processing.

     In addition, Conversion will purchase high-leaded CRT glass, at current market prices, for the duration of the sub-contracting agreement. Conversion uses that raw material to produce higher-margin abrasives and industrial products. The agreement is for three years, with options to extend it to five years.

     As a result of the contract with Dlubak, Conversion Technologies will recognize a one-time gain for its fiscal fourth quarter ended June 30, 1998. That gain will consist of the reversal of a reserve that it had established for the disposal of unprocessed glass products.

     "With this arrangement with Dlubak, we are now in the final stages of reconstructing our balance sheet and shifting our operation toward producing and selling higher-margin value-added products for specialty applications," said William L. Amt, Chief Executive Officer of Conversion Technologies.

     Dlubak Glass Company is closely-held and based in Upper Sandusky, Ohio. Dlubak intends to continue processing the glass cullet at Conversion's facility in Dunkirk, NY, and to employ Conversion's work force for the processing.

     Conversion Technologies International is an advanced materials company that produces and markets enhanced ceramic-based substrate materials that are used in a variety of industrial, chemical and building products applications.

                                      # # #

EXCEPT FOR HISTORICAL INFORMATION, THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISK AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE STATEMENTS MADE. SUCH FACTORS INCLUDE, BUT ARE NOT LIMITED TO, CHANGING MARKET CONDITIONS, THE ABILITY TO ENTER NEW MARKETING ALLIANCES, AND OTHER RISKS DETAILED FROM TIME TO TIME BY THE COMPANY OR IN ITS FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.